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Collateral Analysis

                                          Wtd Avg           Percent of      Wtd Avg              Wtd Avg    Wtd Avg   Wtd Avg
FICO Low     FICO High       LTV      Current Balance    Current Balance      GWAC      % MI       FICO       DTI       LTV
--------     ---------       ---      ---------------    ---------------      ----      ----       ----       ---       ---
        500          524       > 65%     170,456.34            5.02          8.555        0        513       42.94      77.6
        525          549       > 65%     157,799.94            6.01          8.523        0        537       41.15     79.95
        550          574       > 65%     161,846.19            7.46          8.234        0        562       41.52     82.65
        575          599       > 70%     151,228.49            7.66          7.928        0        588       40.8      85.01
        600          624       > 70%     167,075.58           10.31          7.545        0        613       41.19     85.23
        625          649       > 70%     181,219.26            14.4          7.362        0        637       41.91     83.94
        650          674       > 80%     153,880.96            4.67          7.877        0        661       41.79     90.85
        675          699       > 80%     150,491.83            3.39          7.522        0        685       39.11     91.75
        700          724       > 80%     136,168.48            1.8           8.102        0        711       41.73     92.69
        725          749       > 85%     107,855.00            0.61          8.022        0        734       35.21     94.63
        750          774       > 85%     110,715.81            0.58          8.238        0        759       40.38     94.84
        775          799       > 85%     87,118.36             0.16           8.68        0        783       41.27     94.92
        800 max                > 85%     96,428.63             0.06          8.627        0        805       34.95     96.27

% SFD    % PUD     % Owner Occ     % Full Doc   % Ltd Doc     % Stated Doc   % Int Only
-----    -----     -----------     ----------   ---------     ------------   ----------
86.94     4.89        99.75          65.85         0.66          33.49            0
79.55    12.72        99.05          68.14         1.07          30.79            0
86.37     7.83        98.31          68.94         0.42          30.63          2.16
80.62    12.76        97.88          64.96         2.52          32.52          12.25
76.36    10.42        97.72          63.41         2.94          33.64          28.04
72.66    16.33        96.72          44.74         1.03          53.65          36.65
76.86     8.43        86.87          36.16         0.53          63.32          26.25
76.98    15.03        86.58          54.55         1.12          37.58          28.05
62.77    12.15        79.66          19.57         1.42          79.02          30.25
66.41    21.24         63.9           34.8          0             65.2          24.15
67.97      0          61.28          45.13          0            54.87          7.14
54.58    36.27         72.2          13.31          0            68.99            0
42.46     20.2         100           78.51          0            21.49          37.33



                                         Wtd Avg           Percent of      Wtd Avg              Wtd Avg    Wtd Avg   Wtd Avg
LTV Low      LTV High       DTI      Current Balance    Current Balance      GWAC      % MI       FICO       DTI       LTV
-------      --------       ---      ---------------    ---------------      ----      ----       ----       ---       ---
       60%          64%       > 50%     194,410.15            0.15          7.313      0.00       580       53.20     62.81
       65%          69%       > 50%     231,692.05            0.44          7.514      0.00       559       53.19     67.64
       70%          74%       > 50%     240,004.28            0.87          7.368      0.00       574       53.53     72.22
       75%          79%       > 50%     250,036.10            0.59          7.117      0.00       579       53.50     76.97
       80%          84%       > 50%     220,279.37            2.60          7.005      0.00       629       52.53     80.66
       85%          89%       > 50%     218,067.52            0.79          7.836      0.00       595       52.72     85.84
       90%          94%       > 50%     175,829.70            0.61          7.902      0.00       619       52.30     90.03
       95%          99%       > 50%     171,575.85            0.35          7.782      0.00       642       52.61     95.21
      100% max                > 50%     63,557.14             0.26          9.397      0.00       652       52.21     100.00

% SFD    % PUD     % Owner Occ     % Full Doc   % Ltd Doc     % Stated Doc   % Int Only
-----    -----     -----------     ----------   ---------     ------------   ----------
58.41    41.59        100.00         67.39         0.00          32.61          0.00
69.56    18.42        100.00         65.30         0.00          34.70          10.61
61.37     0.00        92.44          90.89         0.00           9.11          0.00
78.61     2.10        100.00         71.53         0.00          28.47          5.65
70.48    13.56        98.92          63.86         1.54          34.60          32.12
79.80    10.07        97.64          74.32         0.00          25.68          17.96
65.66     6.95        85.80          81.59         0.00          18.41          4.86
93.24     6.76        100.00         97.98         2.02           0.00          10.84
88.26     9.92        100.00         77.66         0.00          22.34          0.00

                                         Wtd Avg           Percent of      Wtd Avg              Wtd Avg    Wtd Avg   Wtd Avg
DTI Low      DTI High      FICO      Current Balance    Current Balance      GWAC      % MI       FICO       DTI       LTV
-------      --------      ----      ---------------    ---------------      ----      ----       ----       ---       ---
       20%          24%       < 525     105,775.05            0.28          8.851        0        514       23.1      72.92
       25%          29%       < 550     141,172.03            0.87          8.494        0        528       27.64     73.05
       30%          34%       < 575     142,963.80            2.39           8.26        0        539       32.73     72.36
       35%          39%       < 600     154,131.24            4.42          8.295        0        556       37.49     76.96
       40%          44%       < 625     172,873.05           10.42          7.899        0        573       42.46     78.83
       45%          49%       < 650     180,286.87           18.36          7.845        0        592       47.64     81.22
       50%          54%       < 675     187,548.16            5.84          7.583        0        588       52.43     78.02
       55% max                < 700     236,043.54            0.37          7.571        0        581       57.65     75.46

% SFD    % PUD     % Owner Occ     % Full Doc   % Ltd Doc     % Stated Doc   % Int Only
-----    -----     -----------     ----------   ---------     ------------   ----------
75.14      0           100           77.16          0            22.84            0
90.57     8.7          100            67.5          0             32.5            0
84.29     4.85         100           56.58         3.34          40.08          3.04
87.24     9.96        98.96          66.67         1.95          31.37          5.41
80.06    10.73        97.96          58.66         1.72          39.63          12.64
77.08    12.56        97.62          55.32         1.61          43.07          20.76
75.39    11.37        96.72          71.78         0.81          27.41          14.02
55.21      0          74.17          77.58          0            22.42          3.05


LIMITED AND STATED DOC
                                          Wtd Avg           Percent of      Wtd Avg              Wtd Avg    Wtd Avg   Wtd Avg
FICO Low     FICO High                Current Balance    Current Balance      GWAC      % MI       FICO       DTI       LTV
--------     ---------                ---------------    ---------------      ----      ----       ----       ---       ---
        500          524                 201,930.55            2.22          8.775        0        513       40.37     71.61
        525          549                 185,828.85            2.49          8.323        0        538       41.16     72.84
        550          574                 181,164.48            2.85          8.355        0        563       40.05     76.07
        575          599                 201,623.24            3.33          7.885        0        588       40.97     79.42
        600          624                 204,406.90            4.47          7.609        0        613       41.48     81.37
        625          649                 194,599.81            8.39          7.488        0        637       42.95     81.41
        650          674                 206,158.52            9.80          7.242      0.89       662       41.81     82.01
        675          699                 215,377.83            6.95          6.922        0        686       42.77     81.46
        700          724                 204,473.97            5.02          7.097        0        711       42.02     82.76
        725          749                 235,628.50            2.71          6.903        0        736       40.16     82.24
        750          774                 210,189.91            1.82          7.011        0        760       40.70     82.38
        775          799                 165,920.72            0.60          7.050        0        784       40.46     83.11
        800 max                          248,869.54            0.16          6.950        0        806       41.79     76.78

% SFD    % PUD     % Owner Occ     % Full Doc   % Ltd Doc     % Stated Doc   % Int Only      % CA        % NY        % FL
-----    -----     -----------     ----------   ---------     ------------   ----------      ----        ----        ----
84.69     7.65        99.41            0           1.48          98.52          0.00        44.23        2.15        22.65
76.67    12.69        100.00           0           2.59          97.41          0.00        34.03        1.41        27.98
85.27     5.88        95.57            0           1.11          98.89          0.00        34.79        3.99        23.58
79.91    12.52        97.57            0           8.73          91.27          9.55        28.91        5.09        23.46
69.17    10.18        95.47            0           8.26          91.74          37.32       39.42        2.86        17.73
70.72    16.47        96.06            0           1.77          98.23          40.29       37.54        2.94        17.28
73.01    13.68        92.92            0           1.07          98.93          50.00       51.07        0.80        19.42
74.95    12.09        95.86            0           1.34          98.66          60.52       55.29        1.91        14.63
66.21    12.08        90.89            0           3.27          96.73          56.23       64.64        2.88        13.85
70.11    21.20        92.37            0           2.91          97.09          65.94       55.00        0.00        19.03
73.30     8.98        90.61            0           3.43          96.57          51.51       61.62        3.23        4.60
44.47    35.23        86.73            0           0.00          100.00         39.80       32.65        0.00        43.77
100.00    0.00        100.00           0           0.00          100.00         33.34       78.88        0.00        0.00

IO LOANS
                                          Wtd Avg           Percent of      Wtd Avg              Wtd Avg    Wtd Avg   Wtd Avg
FICO Low     FICO High                Current Balance    Current Balance      GWAC      % MI       FICO       DTI       LTV
--------     ---------                ---------------    ---------------      ----      ----       ----       ---       ---
        500          524                    0.00               0.00           0.00      0.00        0        0.00       0.00
        525          549                    0.00               0.00           0.00      0.00        0        0.00       0.00
        550          574                 205,280.00            0.16           6.55      0.00       566       34.69     78.43
        575          599                 232,409.65            1.06           6.96      0.00       589       41.57     79.30
        600          624                 258,276.33            3.17           6.96      0.00       615       43.08     81.44
        625          649                 278,130.05            5.52           6.91      0.00       638       42.71     80.86
        650          674                 296,616.66            6.91           6.70      1.27       662       41.43     81.14
        675          699                 292,638.96            6.08           6.53      0.00       686       41.93     80.93
        700          724                 319,994.57            3.32           6.48      0.00       710       42.84     80.20
        725          749                 303,678.38            2.15           6.47      0.00       735       40.82     80.45
        750          774                 302,432.34            1.09           6.40      0.00       762       41.84     80.40
        775          799                 303,760.00            0.24           6.29      0.00       786       43.67     80.00
        800 max                          237,960.00            0.07           7.13      0.00       803       39.40     83.03

% SFD    % PUD     % Owner Occ     % Full Doc   % Ltd Doc     % Stated Doc   % Int Only      % CA        % NY        % FL
-----    -----     -----------     ----------   ---------     ------------   ----------      ----        ----        ----
 0.00     0.00         0.00           0.00         0.00           0.00          0.00         0.00        0.00        0.00
 0.00     0.00         0.00           0.00         0.00           0.00          0.00         0.00        0.00        0.00
100.00    0.00        100.00         100.00        0.00           0.00         100.00       79.50        0.00        0.00
86.45    12.06        96.91          70.01         8.30          21.70         100.00       51.90        0.00        14.50
80.40     8.58        96.53          47.36         4.16          48.47         100.00       49.48        1.13        8.76
70.06    19.37        96.97          38.70         1.16          60.14         100.00       56.82        0.00        9.85
77.52    14.39        95.39          29.09         0.00          70.91         100.00       67.78        0.00        12.06
76.74    13.96        96.41          28.86         0.00          69.17         100.00       59.05        0.00        10.30
71.42    12.03        98.55          15.08         3.31          81.61         100.00       77.55        0.89        7.14
66.31    25.18        92.91          17.00         3.66          79.34         100.00       66.52        0.00        11.15
78.86    16.37        93.83          14.40         5.69          79.91         100.00       73.15        5.38        1.45
36.34    63.66        100.00          0.00         0.00          100.00        100.00       72.43        0.00        17.83
69.74     0.00        100.00         30.26         0.00          69.74         100.00       69.74        0.00        30.26